Summary Prospectus
June 30, 2014
Share Class	Ticker
Service	TISXX
Federated U.S. Treasury Cash Reserves

A Portfolio of Money Market Obligations Trust

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at FederatedInvestors.com/FundInformation. You can also get this information at no cost by calling 1-800-341-7400 or by sending an email request to services@federatedinvestors.com or from a financial intermediary through which Shares of the Fund may be bought or sold. The Fund's Prospectus and Statement of Additional Information, both dated June 30, 2014, are incorporated by reference into this Summary Prospectus.

A money market mutual fund seeking current income consistent with stability of principal and liquidity by investing only in a portfolio of short-term U.S. Treasury securities.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
Not FDIC Insured
May Lose Value
No Bank Guarantee

Fund Summary Information
Federated U.S. Treasury Cash Reserves (the “Fund”)
RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE
The Fund is a money market fund that seeks to maintain a stable net asset value (NAV) of $1.00 per Share. The Fund's investment objective is current income consistent with stability of principal and liquidity.
RISK/RETURN SUMMARY: FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Service Shares (SS) of the Fund.
Shareholder Fees (fees paid directly from your investment)	SS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	0.20%
Distribution (12b-1) Fee[2]	0.00%
Other Expenses	0.34%
Total Annual Fund Operating Expenses[1]	0.54%
Fee Waivers and/or Expense Reimbursements[1,3]	0.09%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.45%
1	The Management Fee, Total Annual Fund Operating Expenses and Fee Waivers and/or Expense Reimbursements have been restated to reflect current fees due to a reduction in the stated, gross Management Fee for the Fund.
2	The Fund has adopted a Distribution (12b-1) Plan for its SS class pursuant to which the SS class of the Fund may incur or charge a distribution (12b-1) fee of up to a maximum amount of 0.25%. No such fee is currently incurred or charged by the SS class of the Fund. The SS class of the Fund will not incur or charge such a distribution (12b-1) fee until such time as approved by the Fund's Board of Trustees (“Trustees”).
3	The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding acquired fund fees and expenses, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's SS Class (after the voluntary waivers and/or reimbursements) will not exceed 0.45% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) July 1, 2015; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
1 Year	$55
3 Years	$173
5 Years	$302
10 Years	$677
RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE
What are the Fund's Main Investment Strategies?
The Fund invests only in a portfolio of short-term U.S. Treasury securities that pay interest exempt from state personal income tax.
In pursuing its investment objective and implementing its investment strategies, the Fund will comply with Rule 2a-7 under the Investment Company Act of 1940 (“Rule 2a-7”).
Because the Fund refers to U.S. Treasury investments in its name, the SEC requires the Fund to notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury investments.
What are the Main Risks of Investing in the Fund?
All mutual funds take investment risks. Therefore, even though the Fund is a money market fund that seeks to maintain a stable NAV, it is possible to lose money by investing in the Fund. The primary factors that may negatively impact the Fund's ability to maintain a stable NAV, delay the payment of redemptions by the Fund, or reduce the Fund's daily dividends include:
■	Interest Rate Risk. Prices of U.S. Treasury securities generally fall when interest rates rise. Interest rate changes have a greater effect on the price of U.S. Treasury securities with longer maturities.
■	Risk Associated with Investing Share Purchase Proceeds. On days during which there are net purchases of Fund Shares, the Fund must invest the proceeds at prevailing market yields or hold cash. If the Fund holds cash, or if the yield of the securities purchased is less than that of the securities already in the portfolio, the Fund's yield will likely decrease. Conversely, net purchases on days on which short-term yields rise will likely cause the Fund's yield to increase. In the event of significant changes in short-term yields or significant net purchases, the Fund retains the discretion to close to new investments. However, the Fund is not required to close, and no assurance can be given that this will be done in any given circumstance.
■	Risk Associated with use of Amortized Cost. In the unlikely event that the Fund's Board of Trustees (“Board”) were to determine, pursuant to Rule 2a-7, that the extent of the deviation between the Fund's amortized cost per Share and its market-based NAV per Share may result in material dilution or other unfair results to shareholders, the Board will cause the Fund to take such action as it deems appropriate to eliminate or reduce to the extent practicable such dilution or unfair results.
■	Additional Factors Affecting Yield. There is no guarantee that the Fund will provide a certain level of income or that any such income will exceed the rate of inflation. Further, the Fund's yield will vary.
■	Technology Risk. The Adviser uses various technologies in managing the Fund, consistent with its investment objective and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance: Bar Chart and Table
Risk/Return Bar Chart
The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's SS class total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

The Fund's SS class total return for the three-month period from January 1, 2014 to March 31, 2014, was 0.00%.
Within the period shown in the bar chart, the Fund's SS class highest quarterly return was 1.17% (quarter ended December 31, 2006). Its lowest quarterly return was 0.00% (quarter ended March 31, 2011).

Average Annual Total Return Table
The following table represents the Fund's Average Annual Total Returns for the calendar period ended December 31, 2013.
Calendar Period	Fund
1 Year	0.00%
5 Years	0.00%
10 Years	1.31%
The Fund's 7-Day Net Yield as of December 31, 2013, was 0.00%. You may call the Fund at 1-800-341-7400 for the current 7-Day Net Yield.
FUND MANAGEMENT
The Fund's Investment Adviser is Federated Investment Management Company.
Purchase and Sale of Fund Shares
The minimum initial investment amount for the Fund's SS class is generally $25,000 and there is no minimum subsequent investment amount. There is no minimum initial or subsequent investment amount for employer-sponsored retirement plans. The minimum investment amount for Systematic Investment Programs is $50.
You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange (NYSE) is open. Shares may be purchased through a financial intermediary or directly from the Fund, by wire or by check. Please note that certain purchase restrictions may apply. Redeem or exchange Shares through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.
Tax Information
The Fund's distributions are taxable as ordinary income or capital gains except when your investment is through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Federated U.S. Treasury Cash Reserves
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Investment Company Act File No. 811-5950
CUSIP 60934N674
Q450303 (6/14)
Federated is a registered trademark of Federated Investors, Inc.
2014 ©Federated Investors, Inc.